                                 EX-10.43

                   CONSOLIDATED TAX ALLOCATION AGREEMENT

     THIS CONSOLIDATED TAX ALLOCATION AGREEMENT ("Agreement") made and entered into by and among I.C.H. CORPORATION, a Delaware corporation ("ICH"), MODERN AMERICAN LIFE INSURANCE COMPANY, a Missouri corporation ("Modern"), in its own right and as corporate successor to I.C.H. LIFE INSURANCE COMPANY, a Missouri corporation ("ICH Life") as the result of a statutory merger ("Merger") effected on December 26, 1985, and the undersigned direct and indirect life insurance company subsidiaries ("Subsidiaries") of Modern (Modern and the Subsidiaries hereinafter sometimes being referred to individually as "Participant" and collectively as "Participants").

                           W-I-T-N-E-S-S-E-T-H:

     WHEREAS, from October 30, 1984 to September 26, 1985, ICH owned 100% of the capital stock of ICH Life, which owned, directly or indirectly through one or more Subsidiaries, 80% or more of the capital stock of Modern and of each of the Subsidiaries; and

     WHEREAS, as a result of the Merger, ICH owns 100% of the capital stock of Modern, which owns, directly or indirectly through one or more
Subsidiaries, 80% or more of the capital stock of each of the Subsidiaries;
and

     WHEREAS, as a result of such ownership, each Participant is a member of the same Affiliated Group (herein so-called) within the meaning of the Internal Revenue Code and the consolidated return regulations thereunder; and

     WHEREAS, Participants determined for the tax year ended December 31, 1984 and subsequent tax years to file consolidated federal income tax returns and desire to enter into a written agreement specifying how the consolidated federal income tax liability of the Affiliated Group is to be allocated among them. NOW, THEREFORE, in consideration of the premises and the mutual promises of the parties hereto, they hereby covenant and agree as follows:

     1. Participants acknowledge that they filed a consolidated federal income tax return for 1984 and agree to file consolidated federal income tax returns for the tax year ended December 31, 1985 and subsequent tax years.

     2. Each Participant's share of the consolidated federal income tax liability of the Affiliated Group for the tax year ended December 31, 1984 and for each subsequent tax year hereunder (sometimes referred to as "Consolidation Period") shall be computed as follows:

          a.) First, the Affiliated Group's tax liability shall be allocated among the Participants in the Affiliated Group in accordance with the ratio which that portion of the consolidated taxable income attributable to each Participant in the Affiliated Group having taxable income bears to the consolidated taxable income of the Affiliated Group.

          b.) Second, an additional amount shall be allocated to each Participant equal to 100% of the excess, if any, of (i) the separate return tax liability of such Participant for the taxable year (computed in the same manner as for the separate return liability allocation method) over (ii) the Affiliated Group tax liability allocated to the Participant under subparagraph (a) above.

          c.) Third, any additional amounts allocated pursuant to subparagraph (b) above (including amounts allocated as a result of carrybacks) shall be credited to the earnings and profits of those Participants which had income, deductions or credits to which such total additionally allocated amounts are attributable. Such credits shall be made by consistent method which fairly reflects such items of income, deductions or credits and which is substantiated by specific records maintained by the Affiliated Group for such purpose.

     3. In the event of any adjustments of the consolidated federal income tax liability of the Affiliated Group by reason of the filing of an amended return or claim for refund or arising out of an audit by the Internal Revenue Service, the allocations pursuant to Paragraph 2 above shall be redetermined after giving effect to such adjustments.

     4. Written reports shall be prepared by Modern on behalf of the Affiliated Group reflecting the allocations made pursuant to Paragraph 2 above (hereinafter called "Tax Allocation Report"). A Tax Allocation Report will be prepared and distributed to each Participant within fifteen (15) days following completion of the calculation of taxes for each calendar quarter ended March 31st,


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June 30th and September 30th and for each tax year ended December 31st.
Written reports shall also be prepared by Modern on behalf of the Affiliated Group reflecting any adjustments to prior Tax Allocation Reports made pursuant to the provisions of Paragraphs 3 and 7 hereof (hereinafter called "Tax Allocation Adjustment Reports"). Tax Allocation Adjustment Reports will be prepared and distributed to each Participant within fifteen (15) days following the calculation of such adjustments. All intercompany accounts among the Participants resulting from such allocations shall be settled as soon as practicable and, commencing as of the date hereof, shall be settled not later than 30 days after the completion and distribution of the Tax Allocation Report for such period or the Tax Allocation Adjustment Report. However, where the Internal Revenue Service owes a refund to the Affiliated Group, settlements may be deferred until not later than 30 days after receipt of such refund. Notwithstanding the foregoing, the Participants may effect a preliminary settlement of accounts to the extent necessary to pay quarterly estimated consolidated federal income taxes calculated in accordance with
Section 6655(d)(3)(A) of the Internal Revenue Code. All settlements shall be made when directed by Modern and shall be in cash or securities qualifying as admitted assets to the respective Participants, valued at current market value on the date of transfer.

     5. Allocations made in accordance with Paragraph 2 above shall be treated as allocations of the Affiliated Group's federal income tax liability even though the sum of the amounts so allocated may exceed the Affiliated Group's consolidated federal income tax liability for the year. To the extent that any allocations exceed the actual federal income tax liability allocated, such excess allocations shall be reflected in the Participants earnings and profits as tax compensating payments and not as dividends or capital contributions.

     6. Any election to utilize a financial or tax method of accounting, procedure, etc. which does not require consistent treatment by all of the Participants in the Affiliated Group may be made by any Participant in concert with Modern. Where the accounting methods, procedures, etc. require consistent treatment by all Participants, Modern, with the unanimous consent all of the other Participants, shall determine such method or treatment.

     7. Notwithstanding any other provisions herein, within sixty (60) days after filing a consolidated federal income tax return or any amendment thereto, an additional review and adjustment shall be made to ensure that (i) the allocations made pursuant to Paragraphs 2 (a) and (b) above for any Participant is not greater or less than the amount of the federal income tax liability such Participant would have incurred if it had filed separate federal income tax returns for all years of the Consolidation Period, and (ii) that the allocations made pursuant to Paragraph 2(c) above for any Participant is not less or greater than the federal income tax refunds such Participant would have been entitled to receive if it had filed separate federal income tax returns for all years of the Consolidation Period.

     8. ICH agrees to indemnify and to hold harmless any Participant to the extent, if any, that: (i) the allocations to such Participant under Paragraph 2 above exceeds the federal income tax liability such Participant would have incurred or is less than the federal income tax refunds such Participant would have been entitled to receive if such Participant had filed separate federal income tax returns for all years of the Consolidation Period; and
(ii) any Participant is required, pursuant to Regulation 1.1502-6 under the Internal Revenue Code, to pay additional federal income taxes resulting from another Participant's inability to pay its allocated liability under this Agreement, in which event ICH shall be subrogated to the rights of all other Participants against the defaulting Participant with respect to such taxes.

     9. This Agreement shall continue in effect as to any given Participant until such time as such Participant ceases to be a member of the Affiliated Group ("Terminated Participant"); provided, however, that this Agreement shall continue in effect as to the Terminated Participant with respect to any period of time during the taxable year in which such transaction occurs for which income of the Terminated Participant must be included in the consolidated federal income tax return of the Affiliated Group.


     10. Life insurance companies which subsequently become members of the Affiliated Group shall, simultaneously with such affiliation, become Participants hereunder upon their written ratification of this Agreement, which writing shall be attached hereto and made a part hereof.

     11. Notwithstanding the provisions of Paragraphs 9 and 10 above, this Agreement shall continue in effect as to all Participants who are then members of the Affiliated Group until such time as this Agreement is terminated in writing signed by all of the then Participants or until such time as the Participants are no longer eligible to file a consolidated federal income tax return, whichever occurs first.

     12. All completed schedules, work papers and supporting documents, including, without limitation, applicable tax returns, relating to the allocations made pursuant to this Agreement will be furnished to any Participant upon request.

     13. Any dispute between or among any of the parties hereto concerning the implementation of this Agreement which cannot be amicably resolved shall be referred to arbitration in accordance with the then existing rules of the American Arbitration Association. Any arbitration instituted pursuant to this paragraph will be conducted at the home office of Modern, and the laws of the State of Modern's domicile shall govern the interpretation and application of this Agreement.

     14. This Agreement sets forth the entire understanding of the parties hereto and supersedes any prior agreement, understanding or promise, whether written or oral, with respect to the subject matter hereof; may not be assigned by any party hereto without the prior written consent of all of the then parties hereto; and may not be modified or amended except in writing signed by all of the then parties hereto.

     EXECUTED this 28th day of March, 1986.

                                 MODERN AMERICAN LIFE INSURANCE COMPANY
                                 7887 E. Belleview Avenue
                                 Englewood, Colorado 80111

                                 By:   /S/C. FRED RICE
                                       -----------------------
                                       C. Fred Rice, President

                                 GREAT SOUTHERN LIFE INSURANCE COMPANY
                                 3121 Buffalo Speedway
                                 Houston, Texas 77098

                                 By:   /S/THOMAS J. BROPHY
                                       -----------------------
                                       Thomas J. Brophy, Senior Executive
                                       Vice President and Chief Operating
                                       Officer

                                 BANKERS LIFE AND CASUALTY COMPANY OF NEW YORK 1399 Franklin Avenue
                                 Garden City, New York 11530

                                 By:   /S/ROBERT T. SHAW
                                       -----------------------
                                       Robert T. Shaw, Chairman of the Board

                                 BANKERS LIFE AND CASUALTY COMPANY
                                 4444 West Lawrence Avenue
                                 Chicago, Illinois 60630

                                 By:   /S/JOHN W. GARDINER

                                       -----------------------
                                       John W. Gardiner, President

                                 BANKERS MULTIPLE LINE INSURANCE COMPANY
                                 Insurance Exchange
                                 Des Moines, Iowa 50319

                                 By:   /S/BARTH T. MURPHY
                                       -----------------------
                                       Barth T. Murphy, President

                                 CERTIFIED LIFE INSURANCE COMPANY
                                 14724 Ventura Boulevard
                                 Sherman Oaks, California 91403

                                 By:   /S/WEBSTER H. HURLEY
                                       -----------------------
                                       Webster H. Hurley, President

                                 CONSTITUTION LIFE INSURANCE COMPANY
                                 325 West Tuohy Avenue
                                 Park Ridge, Illinois 60068

                                 By:   /S/ROBERT T. SHAW
                                       -----------------------
                                       Robert T. Shaw, Chairman of the Board

                                 UNION BANKERS INSURANCE COMPANY
                                 2551 Elm Street
                                 Dallas, Texas 75226

                                 By:   /S/WEBSTER H. HURLEY
                                       -----------------------
                                       Webster H. Hurley, President

                                 MARQUETTE NATIONAL LIFE INSURANCE COMPANY
                                 4800 North Kenneth Avenue
                                 Chicago, Illinois 60630

                                 By:   /S/BARTH T. MURPHY
                                       -----------------------
                                       Barth T. Murphy, President

                                 CHASE NATIONAL LIFE INSURANCE COMPANY
                                 7887 East Belleview Avenue
                                 Englewood, Colorado  80111

                                 By:   /S/C. FRED RICE
                                       -----------------------
                                       C. Fred Rice, President

                                 WABASH LIFE INSURANCE COMPANY
                                 7887 East Belleview Avenue
                                 Englewood, Colorado 80111

                                 By:   /S/LEE G. BAKER
                                       -----------------------
                                       Lee G. Baker, President

                                 ALL AMERICAN ASSURANCE COMPANY
                                 7887 E. Belleview Avenue
                                 Englewood, Colorado 80111

                                 By:   /S/JOHN W. GARDINER
                                       -----------------------
                                       John W. Gardiner, Chairman of the
                                       Board and President

                                 NATIONAL AMERICAN LIFE INSURANCE COMPANY
                                 7887 E. Belleview Avenue
                                 Englewood, Colorado 80111

                                 By:   /S/ROBERT T. SHAW
                                       -----------------------
                                       Robert T. Shaw, President

                                 BANKERS UNION LIFE INSURANCE COMPANY
                                 7887 E. Belleview Avenue
                                 Englewood, Colorado  80111

                                 By:   /S/LEE G. BAKER
                                       -----------------------
                                       Lee G. Baker, President

                                 MASSACHUSETTS GENERAL LIFE INSURANCE COMPANY
                                 7887 E. Belleview Avenue
                                 Englewood, Colorado 80111

                                 By:   /S/JOHN W. GARDINER
                                       -----------------------
                                       John W. Gardiner, Chairman of the
                                       Board and Chief Executive Officer

                                 SECURITY GUARANTY LIFE INSURANCE COMPANY
                                 7887 E. Belleview Avenue
                                 Englewood, Colorado 80111

                                 By:   /S/JOHN W. GARDINER
                                       -----------------------
                                       John W. Gardiner, President and
                                       Chief Executive Officer

                                 I.C.H. CORPORATION

                                 By:   /S/ROBERT T. SHAW
                                       -----------------------
                                       Robert T. Shaw, Chairman of the Board
                                       and Chief Executive Officer

                              AMENDMENT NO. 1
                   CONSOLIDATED TAX ALLOCATION AGREEMENT


This Agreement is made and entered into by and among I.C.H. Corporation ("ICH") and each of its undersigned direct and indirect subsidiaries (ICH and its Subsidiaries hereinafter sometimes referred to individually as "Participant" and collectively as "Participants").

                                  RECITALS

     1. WHEREAS, ICH has filed a consolidated federal income tax return with the includible members of its affiliated group as defined by the Internal Revenue Code of 1986, Section 1504 (herein all references to "Section" shall be references to the Internal Revenue Code of 1986, as amended); and

     2. WHEREAS, Modern American Life Insurance Company ("Modern") has filed a consolidated federal income tax return with the includible members of its affiliated group as defined by Section 1504 ("Modern Group"); and

     3. WHEREAS, Western Pioneer Life Insurance Company has filed a consolidated federal income tax return with the includible members of its affiliated group as defined by Section 1504; and

     4. WHEREAS, certain other Participants were not eligible to join in the filing of the above-mentioned consolidated federal income tax returns and filed separate federal income tax returns; and

     5. WHEREAS, the Modern Group entered into a consolidated tax allocation agreement dated March 28, 1986 (the "1986 Agreement"), pursuant to which members of the Modern Group have made payments to Modern during the tax year 1992; and

     6. WHEREAS, it is the intent and desire of ICH to make an election under
Section 1504(c)(2) and the regulations thereunder to treat companies taxed under Section 801 as includible corporations for purposes of Section 1504(a) and to file a consolidated federal income tax return with all of the includible members of its affiliated group as defined by Section 1504 for the taxable year 1992 and all subsequent taxable years; and

     7. WHEREAS, it is the intent and desire of the parties hereto that a method be established for allocating the consolidated federal income tax liability of the Affiliated Group among the Participants, for reimbursing ICH for payment of such tax liability, for compensating any Participant for use of its losses or tax credits, and to provide for the allocation and payment of any refund arising from a carryback of losses or tax credits from subsequent taxable years.

     NOW, THEREFORE, in consideration of the mutual covenants, and promises contained herein, the parties hereto agree to amend the 1986 Agreement as follows:

Effective beginning with the taxable year 1992:

     A. Paragraph 1 is hereby deleted and the following is hereby substituted therefor:

          1. A U.S. consolidated federal income tax return shall be filed by ICH for the taxable year ended December 31, 1992, and for each subsequent taxable year in respect of which this Agreement is in effect and for which the Affiliated Group is required or permitted to file a consolidated federal income tax return. ICH and each Participant shall execute and file such consents, elections and other documents that may be required or appropriate for the proper filing of such returns. Payments made to Modern by members of the Modern Group during the taxable year 1992 shall be treated as if they had been paid to ICH.

     B. The first, third and final sentences of Paragraph 4 are amended by substituting ICH for Modern.

     C. The last sentence of Paragraph 6 is amended by substituting ICH for Modern.

     D. Paragraph 10 is amended by deleting the first two words (Life insurance) of the paragraph.

     E. The last sentence of Paragraph 13 is amended by substituting ICH for Modern.

Executed this ----- day of ---------------------, 1993.

                                 I.C.H. CORPORATION
                                 100 Mallard Creek Road, Suite 400
                                 Louisville, Kentucky 40207

                                 By:   /S/JOHN T. HULL
                                       ------------------
                                       John T. Hull

                                 Title:      Executive Vice President
                                             ------------------------

                                 FACILITIES MANAGEMENT INSTALLATION, INC.
                                 500 North Akard Street
                                 Dallas, Texas 75201

                                 By:   /S/ROBERT C. GREVING
                                       -----------------------------------
                                       Robert C. Greving

                                 Title:      Executive Vice President
                                             ------------------------------

                                 WESTERN PIONEER LIFE INSURANCE COMPANY
                                 100 Mallard Creek Road, Suite 400
                                 Louisville, Kentucky 40207

                                 By:   /S/W. SHERMAN LAY
                                       -----------------------------------
                                       W. Sherman Lay

                                 Title:      President
                                             ------------------------------

                                 I.C.H. FINANCIAL SERVICES, INC.
                                 100 Mallard Creek Road, Suite 400
                                 Louisville, Kentucky 40207

                                 By:   /S/EDWARD R. MEKEEL, JR.
                                       -----------------------------------
                                       Edward R. Mekeel, Jr.

                                 Title:      President
                                             ------------------------------

                                 MODERN AMERICAN LIFE INSURANCE COMPANY
                                 7887 East Belleview Avenue
                                 Englewood, Colorado 80111

                                 By:   /S/JOHN T. HULL
                                       -----------------------------------
                                       John T. Hull

                                 Title:      Executive Vice President
                                             ------------------------------

                                 INTEGRITY NATIONAL LIFE INSURANCE
                                 COMPANY
                                 140 Whittington Parkway

                                 Louisville, Kentucky 40222

                                 By:   /S/W. SHERMAN LAY
                                       -----------------------------------
                                       W. Sherman Lay

                                       Title:      President
                                                   -----------------------

                                 DALLAS INSURANCE SERVICES COMPANY
                                 500 North Akard Street
                                 Dallas, Texas 75201

                                 By:   /S/ ROBERT L. BEISENHERZ
                                       -----------------------------------
                                       Robert L. Beisenherz

                                 Title:      Chief Executive Officer
                                             -----------------------------

                                 WESTERN PIONEER CORPORATION
                                 100 Mallard Creek Road, Suite 400
                                 Louisville, Kentucky 40207

                                 By:   /S/W. SHERMAN LAY
                                       -----------------------------------
                                       W. Sherman Lay

                                 Title:      Vice President
                                             -----------------------------

                                 SOUTHWESTERN LIFE INSURANCE COMPANY
                                 500 North Akard Street
                                 Dallas, Texas 75201

                                 By:   /S/ROBERT C. GREVING
                                       -----------------------------------
                                       Robert C. Greving

                                 Title:      Executive Vice President
                                             -----------------------------

                                 PHILADELPHIA AMERICAN LIFE INSURANCE
                                   COMPANY
                                 500 North Akard Street
                                 Dallas, Texas 75201

                                 By:   /S/W. SHERMAN LAY
                                       -----------------------------------
                                       W. Sherman Lay

                                 Title:      Chief Executive Officer
                                             -----------------------------

                                 BANKERS LIFE AND CASUALTY COMPANY
                                   OF NEW YORK
                                 65 Froehlich Farm Boulevard
                                 Woodbury, New York 11797

                                 By:   /S/W. SHERMAN LAY
                                       -----------------------------------
                                       W. Sherman Lay

                                 Title:      Secretary
                                             -----------------------------

                                 CONSTITUTION LIFE INSURANCE COMPANY
                                 100 Mallard Creek Road, Suite 400
                                 Louisville, Kentucky 40207

                                 By:   /S/W. SHERMAN LAY
                                       -----------------------------------
                                       W. Sherman Lay

                                 Title:      President
                                             -----------------------------

                                 UNION BANKERS INSURANCE COMPANY
                                 2551 Elm Street
                                 Dallas, Texas 75226

                                 By:   /S/JOHN T. HULL
                                       -----------------------------------
                                       John T. Hull

                                 Title:      Executive Vice President
                                             -----------------------------

                                 BANKERS MULTIPLE LINE INSURANCE COMPANY
                                 4211 Norbourne Boulevard
                                 Louisville, Kentucky 40207

                                 By:   /S/JOHN T. HULL
                                       -----------------------------------
                                       John T. Hull

                                 Title:      Executive Vice President
                                             -----------------------------

                                 SOUTHEAST TITLE AND INSURANCE COMPANY
                                 151 N.E. Silver Springs Boulevard

                                 Suite W275
                                 Ocala, Florida 32670

                                 By:   /S/EDWARD R. MEKEEL, JR.
                                       -----------------------------------
                                       Edward R. Mekeel, Jr.

                                       Title:     Executive Vice President
                                                    and Chief Financial Officer
                                                  -----------------------------

                                 BML AGENCY, INC.
                                 7887 East Belleview Avenue
                                 Englewood, Colorado 80111

                                 By:   /S/ROBERT L. BEISENHERZ
                                       -----------------------------------
                                       Robert L. Beisenherz

                                 Title:      Vice President
                                             -----------------------------

                                 BML AGENCY OF OHIO, INC.
                                 100 Mallard Creek Road, Suite 400
                                 Louisville, Kentucky 40207

                                 By:   /S/ROBERT L. BEISENHERZ
                                       -----------------------------------
                                       Robert L. Beisenherz

                                 Title:      Vice President
                                             -----------------------------

                                 AMERICAN MEDCAP, INC.
                                 1233 West Loop South
                                 Houston, Texas 77001

                                 By:   /S/W. SHERMAN LAY
                                       -----------------------------------
                                       W. Sherman Lay

                                 Title:      Chief Executive Officer
                                             -----------------------------

                                 INDEPENDENCE NATIONAL, INC.
                                 100 Mallard Creek Road, Suite 400
                                 Louisville, Kentucky 40207

                                 By:   /S/ROBERT L. BEISENHERZ
                                       -----------------------------------
                                       Robert L. Beisenherz

                                 Title:      President
                                             -----------------------------

                                 SW HOTEL COMPANY
                                 11620 East Skelly Drive
                                 Tulsa, Oklahoma 74128

                                 By:   /S/DAVID A. LEONARD
                                       -----------------------------------
                                       David A. Leonard

                                 Title:      Secretary
                                             -----------------------------

                                 HEALTH INTERESTS CORPORATION
                                 100 Mallard Creek Road, Suite 400
                                 Louisville, Kentucky 40207

                                 By:   /S/ROBERT L. BEISENHERZ
                                       -----------------------------------
                                       Robert L. Beisenherz

                                 Title:      President
                                             -----------------------------

                                 LIFE INTERESTS CORPORATION
                                 100 Mallard Creek Road, Suite 400
                                 Louisville, Kentucky 40207

                                 By:   /S/ROBERT L. BEISENHERZ
                                       -----------------------------------
                                       Robert L. Beisenherz

                                 Title:      President
                                             -----------------------------

                                 I.C.H. FUNDING CORP.
                                 100 Mallard Creek Road, Suite 400
                                 Louisville, Kentucky 40207

                                 By:   /S/EDWARD R. MEKEEL, JR.
                                       -----------------------------------
                                       Edward R. Mekeel, Jr.

                                 Title:      Vice President
                                             -----------------------------

                                 REO HOLDING CORPORATION
                                 500 N. Akard Street
                                 Dallas, Texas 75201

                                 By:   /S/EDWARD R. MEKEEL, JR.
                                       -----------------------------------
                                       Edward R. Mekeel, Jr.

                                 Title:      Vice President
                                             -----------------------------